                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                January 29, 1998
                ------------------------------------------------
                Date of Report (Date of earliest event reported)




                                 PRT GROUP INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




          Delaware                        0-23315                13-3914972
----------------------------      ------------------------     -------------
(State or other jurisdiction      (Commission File Number)     (IRS Employer
      of Incorporation)                                     Identification No.)



342 Madison Avenue, 11th Floor, New York, New York                10173
--------------------------------------------------             ----------
    (Address of Principal Executive Offices)                   (Zip Code)


                                 (212) 922-0800
               --------------------------------------------------
               Registrant's telephone number, including area code


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Financial Statements of Businesses Acquired.

      On January 31, 1998, PRT Group Inc. (the "Company") consummated the purchase of substantially all of the assets of Advanced Computing Techniques, Inc. ("ACT"), a Connecticut corporation. The audited consolidated balance sheets of ACT as of December 31, 1996 and 1997, and the related audited consolidated statements of operations, stockholders' equity and cash flows for each of the two years in the period ended December 31, 1997, are incorporated herein by reference to Exhibit 99.3 hereto.

      (b) Pro Forma Condensed Consolidated Balance Sheet and Statement of Operations

      On July 1, 1997, the Company consummated the purchase of all of the issued and outstanding capital stock of Computer Management Resources, Inc. ("CMR") and on January 31, 1998, the Company consummated the purchase of substantially all the assets of Advanced Computer Techniques, Inc. ("ACT"). The unaudited pro forma condensed consolidated balance sheet at December 31, 1997 and the condensed consolidated statement of operations for the year ended December 31, 1997, gives effect to the CMR and ACT acquisitions as if they occurred as of January 1, 1997.

      (c) Exhibits.

            99.3 The audited financial statements of Advanced Computer Techniques, Inc. as of December 31, 1997 and 1996 and the related audited statements of operations, stockholders' equity and cash flows for the years ended December 31, 1997 and 1996, with report of independent auditors, thereon.

            99.4 The unaudited pro-forma condensed consolidated balance sheet as of December 31, 1997 and statements of operations for the year ended December 31, 1997.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 30, 1998


                                    PRT GROUP INC.


                                    By: /s/ LOWELL W. ROBINSON
                                       -------------------------------------
                                      Name: Lowell W. Robinson
                                            Title: Chief Financial Officer
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                                  EXHIBIT INDEX

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
Exhibit No.     Description
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
99.3 The audited financial statements of Advanced Computer Techniques, Inc. for the years ended December 31, 1997 and 1996, with report of independent auditors, thereon.

99.4 The unaudited pro-forma condensed consolidated balance sheet and statements of operations for the year ended December 31, 1997.
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